Exhibit 10.22

AMENDMENT NUMBER TWO
TO THE
LOWE’S COMPANIES, INC. DEFERRED COMPENSATION PROGRAM

This Amendment Number Two to the Lowe’s Companies, Inc. Deferred Compensation Program (the “Program”) is adopted by Lowe’s Companies, Inc. (the “Company”) effective as of December 31, 2008.

W I T N E S S E T H:

WHEREAS, the Company currently maintains the Program as Exhibit 1 to the Lowe’s Companies, Inc. 2001 Incentive Plan; and

WHEREAS, the Company desire to amend the Program to eliminate the mandatory deferral of any stock awards made prior to January 1, 2009 that become vested on or after January 1, 2009; and

WHEREAS, under Section 13 of the Program, the Company may amend the Program at any time;

NOW, THEREFORE, effective as of December 31, 2008, the Company hereby amends Section 2(n) of the Program (the definition of “Mandatory Deferred Benefit”) by adding the following to the end thereof:

Notwithstanding any contrary provision of the Program, no Eligible Employee shall earn a Mandatory Deferred Benefit under the Program in any Deferral Year beginning on and after January 1, 2009.

IN WITNESS WHEREOF, the Company has adopted this Amendment Number Two to the Program effective as of the day and year first above written.

LOWE’S COMPANIES, INC.

By: _____________________________
Name: ___________________
Title: ____________________